SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 23, 1998

                              MERCHANTS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           1-9640                   16-1280763
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(State or other jurisdiction      (Commission              (I.R.S. Employer
 of incorporation)                 File Number)             Identification No.)


250 Main Street, Buffalo, New York                          14202
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (716) 849-3333


                         This document contains 6 pages.

                     The Exhibit Index is located on Page 4.


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Item 5.           Other Events

                  On July 23, 1998, the Registrant delivered a Notice of Termination of Management Agreement to Merchants Mutual Insurance Company, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, and issued a press release concerning the Notice, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:             July 23, 1998                 MERCHANTS GROUP, INC.


                                                By:  S/BRENT D. BAIRD
                                                     Brent D. Baird
                                                     Director, President

                                EXHIBIT INDEX


Exhibit No.     Description                               Sequentially Numbered
                                                                 Page


   99.1         Notice to of Termination of Management             6
                Agreement with Merchants Mutual Insurance
                Company

   99.2         Press Release dated July 23, 1998                  5